Daily Income Fund

U.S. Treasury Portfolio

Investor Select Class Shares (“Investor Select Shares”) – Ticker Symbol: TNVXX

SUMMARY PROSPECTUS

July 29, 2014

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RNT/DIF_InvestorSelect. You can also get this information at no cost by calling 1-800-994-6260 or by sending an e-mail request to rntfulfillment@rrd.com.

The Fund’s Prospectus and SAI, both dated July 29, 2014, and the Fund’s most recent shareholder report, dated March 31, 2014, are all incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the U.S. Treasury Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses of the U.S. Treasury Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Investor Select Shares of the U.S. Treasury Portfolio.

	U.S. Treasury Portfolio Investor Select Shares
SHAREHOLDER FEES
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.12%
Distribution and Service (12b-1) Fees		0.60%
Other Expenses (includes Administration Fees listed below)		0.15%
Administration Fees	0.05%

Total Annual Fund Operating Expenses		0.87%
Fee Waivers (a)		0.12%

Total Annual Fund Operating Expenses After Fee Waivers		0.75%

(a)

The Manager and its affiliates have contractually agreed to waive their fees so that the total annual fund operating expenses paid by the U.S. Treasury Portfolio’s Investor Select Shares (after contractual waivers) will not exceed 0.75% (the “Expense Cap”) up to the date of the Portfolio’s 2015 annual update to its registration statement. Although not reflected in the fee waivers in the table above, the Manager and its affiliates have also contractually agreed to waive fees and/or reimburse expenses, until at least the date of the Portfolio’s 2015 annual update to its registration statement, in order to maintain a minimum yield of 0.01% for the Investor Select Shares so long as their gross yields are greater than 0.12%.

1411 Broadway	28th Floor	New York, NY 10018	212.830.5345

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Select Shares of the U.S. Treasury Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investor Select Shares of the U.S. Treasury Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Investor Select Shares of the U.S. Treasury Portfolio’s operating expenses remain the same (taking into account the Expense Cap for year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Treasury Portfolio – Investor Select Shares:	$77	$266	$470	$1,061

Principal Investment Strategies

The Daily Income Fund (the “Fund”) seeks to maintain investment portfolios with a dollar-weighted average maturity of 60 days or less, to value its investment portfolios at amortized cost and maintain a net asset value of $1.00 per share. The U.S. Treasury Portfolio seeks to achieve its objective by investing at least 80% of the Portfolio’s net assets (plus any borrowings for investment purposes) in U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds (collectively, “U.S. Treasury Obligations”) with maturities of 397 days or less and repurchase agreements calling for resale in 397 days or less which are collateralized by U.S. Treasury Obligations. Up to 20% of the Portfolio’s net assets may be invested in other United States Government obligations and repurchase agreements calling for resale in 397 days or less which are collateralized by U.S. Government obligations. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this policy.

The Portfolio’s investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Portfolio and how an individual purchase would impact the yield of the Portfolio, against the backdrop of the Portfolio’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Portfolio and how an individual purchase would impact the credit quality of the Portfolio, against the backdrop of the Portfolio’s overall investment objective.

Principal Risks

•	Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

•	The value of the Portfolio’s shares and the securities held by the Portfolio can each decline in value.

•	The amount of income the Portfolio generates will vary with changes in prevailing interest rates.

•	In June 2013, the Securities and Exchange Commission (“SEC”) proposed reforms to money market fund regulations, which, if adopted, may affect the Portfolio’s operations and/or return potential.

•	An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency.

•

The U.S. Treasury Portfolio’s investment policy of primarily investing in U.S. Treasury Obligations and repurchase agreements collateralized by U.S. Treasury Obligations, while minimizing risk of loss, may produce a lower yield than a policy of investing in other types of instruments.

Risk/Return Bar Chart and Table

The following performance information provides some indication of the risks of investing in the Investor Select Shares of the U.S. Treasury Portfolio. The bar chart shows changes in the average annual total returns of the Retail Shares of the U.S. Treasury Portfolio’s performance from year to year. The table shows the Retail Shares of the U.S. Treasury Portfolio’s average annual total returns for the one year, five year and since inception periods. The historical performance of the Retail Shares, which are not offered in this prospectus, is used to calculate the performance for the Investor Select Shares as the Investor Select Shares have not been in existence for a full calendar year. Performance history for the Investor Select Shares will be provided in the bar chart and table once the Investor Select Shares have been in existence for a full calendar year. All of the classes of the U.S. Treasury Portfolio’s shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. The actual performance of the Investor Select Shares would have been higher than the Retail Shares’ performance due to their lower fees and expenses. While analyzing this information, please note that the Portfolio’s past performance is not an indication of how the Portfolio will perform in the future. The current 7-day yield for the Investor Select Shares of the U.S. Treasury Portfolio may be obtained by calling the Fund toll free at (800) 433-1918.

U.S. Treasury Portfolio – Retail Shares

As of June 30, 2014, the U.S. Treasury Portfolio Retail Shares had a year-to-date return of 0.00%.

The U.S. Treasury Portfolio Retail Shares’ highest quarterly return was 1.05% for the quarter ended March 31, 2007; the lowest quarterly return was 0.00% for the quarter ended December 31, 2011.

Investors purchasing or redeeming shares through a Participating Organization may be charged a fee in connection with such service and, therefore, the net return to such investors may be less than the net return by investing in the Portfolio directly.

Average Annual Total Returns – For the period ended December 31, 2013

	One Year	Five Years	Since Inception (December 12, 2006)
Retail Shares
Return Before Taxes:	0.00%	0.00%	0.72%

The returns shown above are those of the Retail Shares of the U.S. Treasury Portfolio which are not offered in this prospectus as the Investor Select Shares have not been in existence for a full calendar year. Performance history for the Investor Select Shares will be provided in the table once the Investor Select Shares have been in existence for a full calendar year. The Retail Shares and the Investor Select Shares would have substantially similar annual returns because the classes are invested in the same portfolio of securities, however, annual returns of the Investor Select Shares would be higher than returns for Retail Shares because Retail Shares have higher fees and expenses.

Management

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Portfolio’s investment manager.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem U.S. Treasury Portfolio Investor Select Shares on any business day by written request via mail (Daily Income Fund, c/o Reich & Tang, 1411 Broadway – 28th Floor, New York, NY 10018), by bank wire, by electronic funds transfer or through a financial intermediary. The minimum initial investment amount is $5,000 and the minimum amount for subsequent investments is $100.

Tax Information

The Portfolio’s distributions are taxable as ordinary income, except when your investment is through an IRA, 401(k) plan or other tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Portfolio and/or its Manager may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TR.INV SEL-23380W531–SP0714

Daily Income Fund

U.S. Treasury Portfolio

Investor Select Class Shares

Summary Prospectus

July 29, 2014